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                                                  Reg. No. 33-43763, Rule 497(e)

       SUPPLEMENT DATED JANUARY 24, 1996, TO MAY 1, 1995, PROSPECTUS FOR
                       FIRST UNUM LIFE INSURANCE COMPANY
                        GROUP VARIABLE ANNUITY CONTRACT
                             VA-I SEPARATE ACCOUNT

          The following information supplements First UNUM's VA-I Separate Account Prospectus and should be read in conjunction with it.

          The Lincoln National Life Insurance Company has entered into a definitive agreement with UNUM Life Insurance Company of America ("UNUM/America") to acquire its group tax-sheltered annuity business and to cause a subsidiary ("Buyer") to enter into an agreement with First UNUM Life Insurance Company ("First UNUM") of New York to acquire the group tax-sheltered annuity business of First UNUM. This sale is subject to regulatory approval. It is anticipated that it will take several months (perhaps six to nine months) to obtain the necessary approvals and otherwise close the sale. There is no guarantee that the sale will close. Prior to closing, First UNUM will remain the insurer under the Contracts and will offer and administer the Contracts as described in the Prospectus. Subject to regulatory approval, after closing Contractholders and/or Participants will be notified regarding the transfer of their Contracts to the Buyer and will be given any rights provided by law to opt out of the transfer. Except for the substitution of the Buyer for First UNUM as the insurer, the rights of Contractholders and Participants under the Contracts will not change solely as a result of the transfer.

      NY80040